EXHIBIT 23.2


                   CONSENT OF OHRLINGS PRICEWATERHOUSECOOPERS AB,
                             INDEPENDENT AUDITORS


        We consent to the inclusion in this Registration Statement on Form S-8 of our report dated July 29, 1999, on our audits of the consolidated financial statements of Industri-Matematik International Corp. as of April 30, 1998 and 1999 and for the years ended April 30, 1997, 1998, and 1999. We also consent to the reference to our firm under the caption "Experts".



                                        /s/ Ohrlings PricewaterhouseCoopers AB
                                        --------------------------------------
                                        OHRLINGS PRICEWATERHOUSECOOPERS AB

Stockholm, Sweden
December 15, 1999